SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 2003

                              WHISTLER INVESTMENTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       000-33391              98-0339467
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


         5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada 89110
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (702) 296-2754
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         4440 East Washington Avenue, Suite 107, Las Vegas, Nevada 89110
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           Former name or former address, if changed since last report

Item 4.  Changes in Registrant's Certifying Accountants.

         On November 20, 2003, the Registrant's Board of Directors approved the appointment on November 20, 2003 of Mason Russell West, LLC. ("MRW") as the Registrant's independent auditors for the fiscal year ending January 31, 2004, and accepted the resignation of Lancaster & David Chartered Accountants ("L&D"), which had audited the Registrant's financial statements for the last three fiscal years ended January 31, 2003, 2002 and 2001, respectively.

         The Registrant's Board of Directors believes that the appointment of MRW to review the Form 10-QSB to be filed for the fiscal quarter ended October 31, 2003 and to audit the Registrant's consolidated financial statements for the fiscal year ending January 31, 2004, and thereafter is more consistent with the requirements of the Securities and Exchange Commission and in the best interests of the Registrant and its shareholders at this point in the development of the Registrant's business.

         None of L&D's reports on the Registrant's financial statements for any of the Registrant's past three fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the resignation of L&D, there were no disagreements with L&D on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of L&D, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Registrant's two most recent fiscal years.


Item 7.           Financial Statements and Exhibits.

                  (a)      Exhibits:

                  16.21 Letter on change in certifying accountant from Lancaster & David Chartered Accountants


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 9, 2003                  WHISTLER INVESTMENTS, INC.
                                           (Registrant)


                                           By: /s/ Holly Roseberry
                                           -----------------------------
                                               Holly Roseberry,
                                               Chief Executive Officer